UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2018

Zuora, Inc.
(Exact name of registrant as specified in its charter)

	Delaware	001-38451	20-5530976
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3050 South Delaware Street, Suite 301, San Mateo, California		94403
	(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 425-1281
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01
Early Lock-Up Release Date
In connection with the initial public offering of Class A common stock (the “IPO”) of Zuora, Inc. ("Zuora"), each of Zuora's directors and executive officers and other holders of substantially all of its outstanding equity securities as of the IPO entered into lock-up agreements with the underwriters that restrict their ability to sell or transfer their shares for a period of 180 days after April 11, 2018.
The lock-up agreements provide that the restricted period will end earlier with respect to 25% of the shares subject to each lock-up agreement if, at any time beginning 90 days after April 11, 2018, (i) Zuora filed at least one quarterly report on Form 10-Q or annual report on Form 10-K and (ii) the last reported closing price of Zuora’s Class A common stock is at least 33% greater than the IPO price of Zuora's Class A common stock for 10 out of any 15 consecutive trading days, including the last day of such 15-day period, ending on or after the 90th day after April 11, 2018 (the “Early Release Conditions”); provided, further, that if, such restricted period ends during a trading black-out period, the restricted period will end one full business day following the date that Zuora announces its earnings results for the previous fiscal quarter.
On July 10, 2018, the Early Release Conditions were satisfied while Zuora was in its standard quarterly trading black-out period.
Zuora will announce its earnings results for its fiscal quarter ended July 31, 2018 on August 30, 2018. Accordingly, pursuant to the lock-up agreements, the restricted period for the eligible 25% of the shares subject to each lock-up agreement will end, and such shares will become eligible for immediate sale in the public market, at the open of trading on August 31, 2018, subject to trading limitations on shares held by affiliates of Zuora, restrictions under Zuora's insider trading policy and continued vesting of any unvested equity awards as of such date.
The lock-up restrictions with respect to all remaining shares will be released on October 9, 2018, subject to trading limitations on shares held by affiliates of Zuora, restrictions under Zuora's insider trading policy and continued vesting of any unvested equity awards as of such date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUORA, INC.

Dated: August 15, 2018	By:	/s/ Jennifer Pileggi
Jennifer Pileggi
Senior Vice President, General Counsel, and Corporate Secretary